Federated Treasury Obligations Fund
A Portfolio of Money Market Obligations Trust
TRUST SHARES (TICKER TOTXX)

SUPPLEMENT TO SUMMARY PROSPECTUS and prospectus DATED SEPTEMBER 30, 2013
Federated Treasury Obligations Fund (“Fund”) is entering into an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund will acquire all or substantially all of the assets of Federated Treasury Cash Series II (TCSII), a portfolio of Cash Series Trust II, in exchange for Trust Shares of the Fund, which will be distributed pro rata by TCSII to its shareholders, in complete liquidation and termination of TCSII. The Agreement is subject to the approval of the TCSII shareholders at a special meeting of shareholders, currently scheduled for September 9, 2014. If the Agreement, and related reorganization transaction, is approved by the shareholders of TCSII the date in the definition of “Termination Date” in the footnote to the Table in the section entitled “Risk/Return Summary: Fees and Expenses” shall be changed to August 1, 2015.
July 23, 2014
Federated Treasury Obligations Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452262 (7/14)